                                                                                                      EXHIBIT 99.2

                                        CERTIFICATION BY TIMOTHY S. O'TOOLE
                            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the
undersigned, as Executive Vice President and Treasurer of Roto-
Rooter, Inc. ("Company"), does hereby certify that:

         1)       the Company's Quarterly Report on Form 10-Q for the
                  quarter ending September 30, 2003 ("Report"), fully
                  complies with the requirements of Section 13(a) or
                  15(d) of the Securities Exchange Act of 1934; and

         2)       the information contained in the Report fairly
                  presents, in all material respects, the financial
                  condition and results of operations of the Company.

Dated:            November 14, 2003                          /s/ Timothy S. O'Toole
                  -----------------                          ----------------------
                                                             Timothy S. O'Toole
                                                             (Executive Vice President
                                                             and Treasurer)

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